Restructuring	12 Months Ended
Dec. 31, 2014
Restructuring and Related Activities [Abstract]
Restructuring

NOTE 20—RESTRUCTURING

2012 Global Restructuring Program

In February 2012, the Company announced an organizational restructuring program that included changes to many employees’ roles and elimination of approximately 90 roles globally. This restructuring was driven by the business organization, as well as the need to further reduce costs due to the challenging economic outlook in 2012. As a result of this and other employee separations during 2012, the Company recorded special termination benefit charges of approximately $7.5 million for the year ended December 31, 2012 within Corporate unallocated. These restructuring charges were included in “Selling, general and administrative expenses” in the consolidated statements of operations. No additional charges have been incurred in conjunction with these initiatives, and there are no amounts accrued as of December 31, 2014 and 2013.

Restructuring in Polycarbonate

During the second quarter of 2014, the Company announced a restructuring within its Basic Plastics & Feedstocks segment to exit the commodity market for polycarbonate in North America and to terminate existing arrangements with Dow regarding manufacturing services for the Company at Dow’s Freeport, Texas facility (the “Freeport facility”). The Company also entered into a new long-term supply contract with a third party to supply polycarbonate in North America. These revised arrangements became operational in the fourth quarter of 2014. In addition, the Company has executed revised supply contracts for certain raw materials that are processed at its polycarbonate manufacturing facility in Stade, Germany, which took effect January 1, 2015. These revised agreements are expected to facilitate improvements in future results of operations for the Basic Plastics & Feedstocks segment. Production at the Freeport facility ceased as of September 30, 2014, and decommissioning and demolition began thereafter and is expected to be completed in 2015.

For the year ended December 31, 2014, the Company recorded restructuring charges of $3.5 million relating to the accelerated depreciation of the related assets at the Freeport facility and $6.6 million in charges for the reimbursement of decommissioning and demolition costs incurred by Dow (of which $4.2 million remained accrued within “Accounts payable” on the consolidated balance sheet as of December 31, 2014). These charges were included in “Selling, general and administrative expenses” in the consolidated statements of operations, and were allocated entirely to the Basic Plastics & Feedstocks segment. In accordance with the relevant termination agreement, these reimbursement costs to Dow are not to exceed $7.0 million in total.

Altona Plant Shutdown

In July 2013, the Company’s board of directors approved the plan to close the Company’s latex manufacturing facility in Altona, Australia. This restructuring plan was a strategic business decision to improve the results of the overall Latex segment. The facility manufactured SB latex used in the carpet and paper markets. Production at the facility ceased in the third quarter of 2013, followed by decommissioning, with demolition throughout most of 2014.

As a result of the plant closure, the Company recorded restructuring charges of $10.8 million for the year ended December 31, 2013. These charges consisted of property, plant and equipment and other asset impairment charges, employee termination benefit charges, contract termination charges, and incurred decommissioning charges, of which approximately $4.8 million remained accrued on the Company’s consolidated balance sheet as of December 31, 2013.

For the year ended December 31, 2014, the Company recorded additional net restructuring charges of approximately $2.8 million, related primarily to incremental employee termination benefit charges, contract termination charges, and decommissioning costs. These charges were included in “Selling, general and administrative expenses” in the consolidated statements of operations, and were allocated entirely to the Latex segment. Of the remaining balance at December 31, 2014, $1.2 million is recorded in “Accrued expenses and other current liabilities” and $0.9 million is recorded in “Other noncurrent liabilities” in the consolidated balance sheet.

The following tables provide a rollforward of the liability balances associated with the Altona plant shutdown for the years ended December 31, 2013 and 2014, respectively:

	Balance at December 31, 2013	Expenses	Deductions(1)	Balance at December 31, 2014
Employee termination benefit charges	$1,408	$302	$(1,710)	$—
Contract termination charges	3,388	1,409	(2,669)	2,128
Other(2)	26	1,277	(1,303)	—

Total	$4,822	$2,988	$(5,682)	$2,128

	Balance at December 31, 2012	Expenses	Deductions(1)	Balance at December 31, 2013
Employee termination benefit charges	$—	$2,589	$(1,181)	$1,408
Contract termination charges	—	3,934	(546)	3,388
Other(2)	—	215	(189)	26

Total	$—	$6,738	$(1,916)	$4,822

(1)	Includes primarily payments made against the existing accrual, as well as immaterial impacts of foreign currency remeasurement.
(2)	Includes demolition and decommissioning charges incurred, primarily related to labor and third party service costs.